                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                        TENDER OF SHARES OF COMMON STOCK
                                       OF

                            ENVIROTEST SYSTEMS CORP.

     As set forth in Section 3 of the Offer to Purchase (as defined below), this instrument or one substantially equivalent hereto must be used to accept the Offer (as defined below) if certificates for Shares (as defined below) are not immediately available or the certificates for Shares and all other required documents cannot be delivered to the Depositary prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase) or if the procedure for delivery by book-entry transfer cannot be completed on a timely basis. This instrument may be delivered by hand or transmitted by telegram, telex, facsimile transmission or mail to the Depositary.

                        The Depositary for the Offer is:

                       IBJ SCHRODER BANK & TRUST COMPANY

By Registered or Certified Mail:               By Hand or Overnight Courier:
     IBJ Schroder Bank & Trust Company              IBJ Schroder Bank and Trust Company
     P.O. Box 84                                    One State Street
     Bowling Green Station                          New York, New York 10004
     New York, New York 10274-0084                  Attn: Securities Processing
     Attn: Reorganization Operations                Window, Subcellar One, (SC-1)
       Department

                        Facsimile Transmission Number:
                       (For Eligible Institutions Only)
                                (212) 858-2611

                  Confirm Receipt of Facsimile by Telephone:
                                (212) 858-2103

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION OR TELEX NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE VALID DELIVERY.

Ladies and Gentlemen:

     The undersigned hereby tenders to Stone Rivet, Inc., a Delaware corporation (the "Purchaser"), which is a wholly owned subsidiary of Environmental Systems Products, Inc., a Delaware corporation, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated August 19, 1998 (the "Offer to Purchase"), and in the related Letter of Transmittal (which, together with any amendments and supplements thereto, collectively constitute the "Offer"), receipt of which is hereby acknowledged, the number of shares of Class A Common Stock, $0.01 par value (the "Shares"), indicated below of Envirotest Systems Corp., a Delaware corporation, pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase.

Signature(s)
            --------------------------------------------------------------------
Name(s)
       -------------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

Address
       -------------------------------------------------------------------------

Zip Code
        ------------------------------------------------------------------------

Area Code and Tel. No(s).
                         -------------------------------------------------------

Number of Shares
                ----------------------------------------------------------------

Certificate Nos. (If Available)
                               -------------------------------------------------

(Check box if Shares will be tendered by book-entry transfer) [ ] The Depository Trust Company

Dated  ____________________

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a firm that is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States, guarantees delivery to the Depositary of either the certificates evidencing all tendered Shares, in proper form for transfer, or delivery of Shares pursuant to the procedure for book-entry transfer into the Depositary's account at The Depository Trust Company (the "Book-Entry Transfer Facility"), in either case together with the Letter of Transmittal (or a facsimile thereof ), properly completed and duly executed, with any required signature guarantees and any other required documents, all within three (3) American Stock Exchange trading days after the date hereof.

Name of Firm
            --------------------------------------------------------------------
Authorized Signature
                    ------------------------------------------------------------
Name
    ----------------------------------------------------------------------------
                             (PLEASE PRINT OR TYPE)

Title
     ---------------------------------------------------------------------------
Address
       -------------------------------------------------------------------------
Zip Code
        ------------------------------------------------------------------------
Area Code and Tel. No.
                      ----------------------------------------------------------

Dated  ____________________

NOTE: DO NOT SEND CERTIFICATES FOR SHARES WITH THIS FORM -- CERTIFICATES ARE TO BE DELIVERED WITH YOUR LETTER OF TRANSMITTAL.